UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2014, the Board adopted and approved Amendment No. 1 to the Amended and Restated Bylaws of the Registrant (the "Bylaws"). Amendment No. 1 is a technical amendment that amends and restates Paragraph (b) to Section 2.9 of the Bylaws to make it consistent with the voting requirements included in other portions of the Registrant's Bylaws, including Section 3.2 of the Bylaws pursuant to which the Registrant's directors are elected by a majority of the votes cast except for a contested election in which case they are elected by a plurality of the votes cast. Amendment No. 1 also removes superfluous language from Paragraph (b).

Amendment No. 1 is being filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendment No. 1 to Amendment and Restated Bylaws of S&W Seed Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President of Finance and Administration and Chief Financial Officer

Date: May 23, 2014

EXHIBIT INDEX

Exhibit	Description
3.1	Amendment No. 1 to Amendment and Restated Bylaws of S&W Seed Company